Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.6649%



        Excess Protection Level
          3 Month Average   5.94%
          October, 2000   6.35%
          September, 2000   5.84%
          August, 2000   5.65%


        Cash Yield                                  19.62%


        Investor Charge Offs                         4.51%


        Base Rate                                    8.76%


        Over 30 Day Delinquency                      5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $6,009,277,457.50